SHARE PURCHASE AGREEMENT


THIS AGREEMENT is made as of the 8th day of July, 2005

AMONG:

            B&D FOOD CORP., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at Rua Luis Coelho 223, 8th Floor, Cerqueira Cesar-Sao Paulo-Sp-Brazil-01415-001

            ("B&D")

AND:

            BDFC BRASIL ALIMENTOS LTDA., a company formed pursuant to the laws of Brazil and having an office for business located at Rua Luis Coelho 223, 8th Floor, Conjunto 81, Cerqueira Cesar, Sao Paulo-S.P.-Brazil-CEP:01309-901

            ("BDFC")

AND:

            The shareholders of BDFC, each of whom are set forth on the signature page of this Agreement

            (the "BDFC Shareholders")


WHEREAS:

A. The BDFC Shareholders own 4,242,908 BDFC Shares, being 100% of the presently issued and outstanding BDFC Shares;

B. B&D is a reporting company whose common stock is quoted on the NASD "Bulletin Board"; and

C. The respective Boards of Directors of B&D, and BDFC deem it advisable and in the best interests of B&D and BDFC that BDFC become a wholly-owned subsidiary of B&D (the "Acquisition") pursuant to this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


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                                      -2-

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

DEFINITIONS

1.1   In this Agreement the following terms will have the following meanings:

      (a) "ACQUISITION" means the Acquisition, at the Closing, of BDFC by B&D pursuant to this Agreement;

      (b) "ACQUISITION SHARES" means the 95,344,688 B&D Common Shares to be issued to the BDFC Shareholders at Closing pursuant to the terms of the Acquisition;

      (c) "AGREEMENT" means this share purchase agreement among B&D, BDFC, and the BDFC Shareholders;

      (d) "BDFC ACCOUNTS PAYABLE AND LIABILITIES" means all accounts payable and liabilities of BDFC, due and owing or otherwise constituting a binding obligation of BDFC (other than a BDFC Material Contract) as of March 31, 2005 as set forth in Schedule "A" hereto;

      (e) "BDFC ACCOUNTS RECEIVABLE" means all accounts receivable and other debts owing to BDFC, as of March 31, 2005 as set forth in Schedule "B" hereto;

      (f) "BDFC ASSETS" means the undertaking and all the property and assets of the BDFC Business of every kind and description wheresoever situated including, without limitation, BDFC Equipment, BDFC Inventory, BDFC Material Contracts, BDFC Accounts Receivable, BDFC Cash, BDFC Intangible Assets and BDFC Goodwill, and all credit cards, charge cards and banking cards issued to BDFC;

      (g) "BDFC BANK ACCOUNTS" means all of the bank accounts, lock boxes and safety deposit boxes of BDFC or relating to the BDFC Business as set forth in Schedule "C" hereto;

      (h)   "BDFC BUSINESS" means all aspects of the business conducted by BDFC;

      (i) "BDFC CASH" means all cash on hand or on deposit to the credit of BDFC on the Closing Date;

      (j) "BDFC DEBT TO RELATED PARTIES" means the debts owed by BDFC and its subsidiaries to the BDFC Shareholders or to any family member thereof, or to any affiliate, director or officer of BDFC or the BDFC Shareholders as described in Schedule "D";

      (k) "BDFC EQUIPMENT" means all machinery, equipment, furniture, and furnishings used in the BDFC Business, including, without limitation, the items more particularly described in Schedule "E" hereto;

      (l) "BDFC FINANCIAL STATEMENTS" means collectively, the audited consolidated financial statements of BDFC for the period from inception to December 31, 2004, together with the reviewed financial statements for the three month period ended March 31, 2005, true copies of which are attached as Schedule "F" hereto;

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                                      -3-

      (m) "BDFC GOODWILL" means the goodwill of the BDFC Business together with the exclusive right of B&D to represent itself as carrying on the BDFC Business in succession of BDFC subject to the terms hereof, and the right to use any words indicating that the BDFC Business is so carried on including the right to use the name "BDFC" or "BDFC International" or any variation thereof as part of the name of or in connection with the BDFC Business or any part thereof carried on or to be carried on by BDFC, the right to all corporate, operating and trade names associated with the BDFC Business, or any variations of such names as part of or in connection with the BDFC Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the BDFC Business, all necessary licenses and authorizations and any other rights used in connection with the BDFC Business;

      (n) "BDFC INSURANCE POLICIES" means the public liability insurance and insurance against loss or damage to BDFC Assets and the BDFC Business as described in Schedule "G" hereto;

      (o) "BDFC INTANGIBLE ASSETS" means all of the intangible assets of BDFC, including, without limitation, BDFC Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of BDFC and its subsidiaries;

      (p) "BDFC INVENTORY" means all inventory and supplies of the BDFC Business as of March 31, 2005 as set forth in Schedule "H" hereto;

      (q) "BDFC MATERIAL CONTRACTS" means the burden and benefit of and the right, title and interest of BDFC in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which BDFC is entitled in connection with the BDFC Business whereunder BDFC is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

      (r) "BDFC RELATED PARTY DEBTS" means the debts owed by the BDFC Shareholders or by any family member thereof, or by any affiliate, director or officer of BDFC or the BDFC Shareholders, to BDFC as described in Schedule "J";

      (s) "BDFC SHARES" means all of the issued and outstanding shares of BDFC's equity stock;

      (t) "B&D ACCOUNTS PAYABLE AND LIABILITIES" means all accounts payable and liabilities of B&D, on a consolidated basis, due and owing or otherwise constituting a binding obligation of B&D and its subsidiaries (other than a B&D Material Contract) as of March 31, 2005 as set forth is Schedule "K" hereto;

      (u) "B&D ACCOUNTS RECEIVABLE" means all accounts receivable and other debts owing to B&D, on a consolidated basis, as of March 31, 2005 as set forth in Schedule "L" hereto;

      (v) "B&D ASSETS" means the undertaking and all the property and assets of the B&D Business of every kind and description wheresoever situated including, without limitation, B&D Equipment, B&D
            Inventory, B&D Material Contracts, B&D Accounts Receivable, B&D Cash, B&D Intangible Assets and B&D Goodwill, and all credit cards, charge cards and banking cards issued to B & D;

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                                      -4-


      (w) "B&D BANK ACCOUNTS" means all of the bank accounts, lock boxes and safety deposit boxes of B&D and its subsidiaries or relating to the B&D Business as set forth in Schedule "M" hereto;

      (x) "B&D BUSINESS" means all aspects of any business conducted by B&D and its subsidiaries;

      (y) "B&D CASH" means all cash on hand or on deposit to the credit of B&D and its subsidiaries on the Closing Date;

      (z) "B&D COMMON SHARES" means the shares of common stock in the capital of B & D;

      (aa) "B&D DEBT TO RELATED PARTIES" means the debts owed by B&D to any affiliate, director or officer of B&D as described in Schedule "N" hereto;

      (bb) "B&D EQUIPMENT" means all machinery, equipment, furniture, and furnishings used in the B&D Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

      (cc) "B&D FINANCIAL STATEMENTS" means, collectively, the audited consolidated financial statements of B&D for the fiscal year ended December 31, 2004, together with the unqualified auditors' report thereon, and the unaudited consolidated financial statements of B&D for the three month period ended March 31, 2005, true copies of which are attached as Schedule "P" hereto;

      (dd) "B&D GOODWILL" means the goodwill of the B&D Business including the right to all corporate, operating and trade names associated with the B&D Business, or any variations of such names as part of or in connection with the B&D Business, all books and records and other information relating to the B&D Business, all necessary licenses and authorizations and any other rights used in connection with the B&D Business;

      (ee) "B&D INSURANCE POLICIES" means the public liability insurance and insurance against loss or damage to the B&D Assets and the B&D Business as described in Schedule "Q" hereto;

      (ff) "B&D INTANGIBLE ASSETS" means all of the intangible assets of B&D and its subsidiaries, including, without limitation, B&D Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of B&D and its subsidiaries;

      (gg) "B&D INVENTORY" means all inventory and supplies of the B&D Business as of March 31, 2005, as set forth in Schedule "R" hereto;

      (hh) "B&D MATERIAL CONTRACTS" means the burden and benefit of and the right, title and interest of B&D and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which B&D or its subsidiaries are entitled whereunder B&D or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers,

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                                      -5-


            accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "S" hereto;

      (ii)  "CLOSING"  means  the  completion,  on  the  Closing  Date,  of  the transactions  contemplated  hereby  in  accordance  with  Article  9 hereof;

      (jj) "CLOSING DATE" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

      (KK) "CONVERTIBLE NOTE" means an note in the aggregate principal amount of Ten Million Dollars ($10,000,000) in the form of Exhibit "A" hereto (as amended, modified or supplemented from time to time); and

      (ll) "PLACE OF CLOSING" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as B&D and BDFC may mutually agree upon.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

CAPTIONS AND SECTION NUMBERS

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

SECTION REFERENCES AND SCHEDULES

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning BDFC

      Schedule "A" BDFC Accounts  Payable and  Liabilities
      Schedule "B" BDFC Accounts  Receivable
      Schedule "C" BDFC Bank Accounts
      Schedule "D" BDFC Debts to Related Parties
      Schedule "E" BDFC Equipment
      Schedule "F" BDFC Financial  Statements
      Schedule "G" BDFC Insurance Policies
      Schedule "H" BDFC Inventory
      Schedule "I" BDFC Material  Contracts
      Schedule "J" BDFC Related Party Debts

Information concerning B&D

      Schedule "K" B&D Accounts Payable and Liabilities
      Schedule "L" B&D Accounts Receivable
      Schedule "M" B&D Bank Accounts
      Schedule "N" B&D Debts to Related Parties
      Schedule "O" B&D Equipment

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                                      -6-


      Schedule "P" B&D Financial Statements
      Schedule "Q" B&D Insurance Policies
      Schedule "R" B&D Inventory
      Schedule "S" B&D Material Contracts

SEVERABILITY OF CLAUSES

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

SALE OF SHARES

2.1 The BDFC Shareholders hereby agree to sell to B&D the BDFC Shares in exchange for the Acquisition Shares and the Convertible Note on the Closing Date and to transfer to B&D on the Closing Date a 99.85% undivided interest in and to the BDFC Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

ALLOCATION OF CONSIDERATION

2.2 The Acquisition Shares shall be allocated to the BDFC Shareholders, in accordance with Exhibit "B" hereto, on the basis of 22.5050649248 Acquisition Shares for each one BDFC Share held by a BDFC Shareholder and the Convertible Note shall be issued to the BDFC Shareholders who held preferred BDFC Shares.

ADHERENCE WITH APPLICABLE SECURITIES LAWS

2.2 The BDFC Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

      (a)   the sale is to B & D;

      (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

      (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to B&D an opinion of counsel to that effect or such other written opinion as may be reasonably required by B&D.

      The BDFC Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

            NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS
            AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                     OF B&D

REPRESENTATIONS AND WARRANTIES

3.1 B&D hereby represents and warrants in all material respects to BDFC and the BDFC Shareholders, with the intent that BDFC and the BDFC Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

B&D - CORPORATE STATUS AND CAPACITY

      (a) Incorporation. B&D is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

      (b) Carrying on Business. B&D conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business. B&D is duly authorized and registered or otherwise qualified to carry on such business as required by any relevant jurisdiction;

      (c) Corporate Capacity. B&D has the corporate power, capacity and authority to own the B&D Assets and to enter into and complete this Agreement;

      (d) Reporting Status; Listing. B&D is required to file current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities Exchange Act of 1934, the B&D Common Shares are quoted on the NASD "Bulletin Board", and all reports required to be filed by B&D with the Securities and Exchange Commission or NASD have been timely filed;

B&D - CAPITALIZATION

      (e) Authorized Capital. The authorized capital of B&D consists of 400,000,000 B&D Common Shares, $0.001 par value and 10,000,000 shares of preferred stock. $0.001 par value, of which 4,655,312 B&D Common Shares, and no shares of preferred stock are presently issued and outstanding;

      (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of B&D Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of B & D;

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                                      -8-


B&D - RECORDS AND FINANCIAL STATEMENTS

      (g) Charter Documents. The charter documents of B&D and its subsidiaries have not been altered since the incorporation of each, respectively, except as filed in the record books of B&D or its subsidiaries, as the case may be;

      (h) Corporate Minute Books. The corporate minute books of B&D and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by B&D and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of B&D and its subsidiaries. B&D and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

      (i) B&D Financial Statements. The B&D Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of B&D, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the B&D Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

      (j) B&D Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of B&D or its subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the B&D Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the B&D Financial Statements, and neither B&D nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of B&D as of March 31, 2005, are described in Schedule "B" hereto;

      (k) B&D Accounts Receivable. All the B&D Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of B&D, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of B&D as of March 31, 2005, are described in Schedule "C" hereto;

      (l) B&D Bank Accounts. All of the B&D Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

      (m) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, neither B&D nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or officer of B&D except accounts payable on account of bona fide business transactions of B&D incurred in normal course of the B&D Business, including employment agreements, none of which are more than 30 days in arrears;

      (n) No Related Party Debt to B&D. No director or officer or affiliate of B&D is now indebted to or under any financial obligation to B&D or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

      (o) No Dividends. No dividends or other distributions on any shares in the capital of B&D have been made, declared or authorized since the date of B&D Financial Statements;

      (p) No Payments. No payments of any kind have been made or authorized since the date of the B&D Financial Statements to or on behalf of officers, directors, shareholders or employees of B&D or its subsidiaries or under any management agreements with B&D or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

      (q) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting B & D;

      (r)   No Adverse Events. Since the date of the B&D Financial Statements

            (i) there has not been any material adverse change in the consolidated financial position or condition of B&D, its subsidiaries, its liabilities or the B&D Assets or any damage, loss or other change in circumstances materially affecting B&D, the B&D Business or the B&D Assets or B&D' right to carry on the B&D Business, other than changes in the ordinary course of business,

            (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting B&D, its subsidiaries, the B&D Business or the B&D Assets,

            (iii) there has not been any material  increase in the  compensation payable or to become payable by B&D to any of B&D' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

            (iv) the B&D Business has been and continues to be carried on in the ordinary course,

            (v)   B&D has not waived or surrendered any right of material value,

            (vi) neither B&D nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

            (vii) no capital  expenditures in excess of $10,000  individually or
                  $30,000 in total have been authorized or made.

B&D - INCOME TAX MATTERS

      (s) Tax Returns. All tax returns and reports of B&D and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by B&D and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

      (t) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by B&D or its subsidiaries. B&D is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

B&D - APPLICABLE LAWS AND LEGAL MATTERS

      (u) Licenses. B&D and its subsidiaries hold all licenses and permits as may be requisite for carrying on the B&D Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the B&D Business;

      (v) Applicable Laws. Neither B&D nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the B&D Business, and to B&D' knowledge, neither B&D nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the B&D Business;

      (w) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to B&D, its subsidiaries, the B&D Business, or any of the B&D Assets nor does B&D have any knowledge of any deliberate act or omission of B&D or its subsidiaries that would form any material basis for any such action or proceeding;

      (x) No Bankruptcy. Neither B&D nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against B&D or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of B&D or its subsidiaries;

      (y) Labor Matters. Neither B&D nor its subsidiaries are party to any collective agreement relating to the B&D Business with any labor union or other association of employees and no part of the B&D Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of B&D, has made any attempt in that regard;

      (z) Finder's Fees. Neither B&D nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

EXECUTION AND PERFORMANCE OF AGREEMENT

      (aa) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of B & D;

      (bb) No Violation or Breach. The execution and performance of this Agreement will not:

            (i) violate the charter documents of B&D or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which B&D or its subsidiaries are party,

            (ii) give any person any right to terminate or cancel any agreement including, without limitation, the B&D Material Contracts, or any right or rights enjoyed by B&D or its subsidiaries,

            (iii) result  in  any  alteration  of  B&D'  or  its   subsidiaries'
                  obligations under any agreement to which B&D or its subsidiaries are party including, without limitation, the B&D Material Contracts,

            (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the B&D Assets,

            (v) result in the imposition of any tax liability to B&D or its subsidiaries relating to the B&D Assets, or

            (vi) violate any court order or decree to which either B&D or its subsidiaries are subject;

THE B&D ASSETS - OWNERSHIP AND CONDITION

      (cc) Business Assets. The B&D Assets comprise all of the property and assets of the B&D Business, and no other person, firm or corporation owns any assets used by B&D or its subsidiaries in operating the B&D Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

      (dd) Title. B&D or its subsidiaries are the legal and beneficial owner of the B&D Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

      (ee) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the B&D Assets;

      (ff) B&D Insurance Policies. B&D and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the B&D Assets and the B&D Business as described in Schedule "G" hereto;

      (gg) B&D Material Contracts. The B&D Material Contracts listed in Schedule "I" constitute all of the material contracts of B&D and its subsidiaries;

      (hh) No Default. There has not been any default in any material obligation of B&D or any other party to be performed under any of the B&D Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and B&D is not aware of any default in the obligations of any other party to any of the B&D Material Contracts;

      (ii) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of B&D or its subsidiaries. Neither B&D nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

B&D ASSETS - B&D EQUIPMENT

      (jj) B&D Equipment. The B&D Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

B&D ASSETS - B&D GOODWILL AND OTHER ASSETS

      (kk) B&D Goodwill. B&D and its subsidiaries does not carry on the B&D Business under any other business or trade names. B&D does not have any knowledge of any infringement by B&D or its subsidiaries of any patent, trademarks, copyright or trade secret;

THE B&D BUSINESS

      (ll)  Maintenance  of  Business.  Since  the  date  of the  B&D  Financial
            Statements, B&D and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

      (mm) Subsidiaries. Except for the Kama Sutra Media Ltd., B&D does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

B&D - ACQUISITION SHARES

      (nn) Acquisition Shares. The Acquisition Shares when delivered to the BDFC Shareholders pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of B&D, in all cases subject to the provisions and restrictions of all applicable securities laws.

NON-MERGER AND SURVIVAL

3.2 The representations and warranties of B&D contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by BDFC or the BDFC Shareholders, the representations and warranties of B&D shall survive the Closing.

INDEMNITY

3.3   B&D agrees to indemnify and save  harmless BDFC and the BDFC  Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of B&D to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by B&D to BDFC or the BDFC Shareholders hereunder.

                                    ARTICLE 4
                                COVENANTS OF B&D

COVENANTS

4.1   B&D covenants and agrees with BDFC and the BDFC Shareholders that it will:

      (a) Conduct of Business. Until the Closing, conduct the B&D Business diligently and in the ordinary course consistent with the manner in which the B&D Business generally has been operated up to the date of execution of this Agreement;

      (b) Preservation of Business. Until the Closing, use its best efforts to preserve the B&D Business and the B&D Assets and, without limitation, preserve for BDFC B&D's and its subsidiaries' relationships with any third party having business relations with them;

      (c) Access. Until the Closing, give BDFC, the BDFC Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of B&D, and furnish to BDFC, the BDFC Shareholders and their representatives all such information as they may reasonably request;

      (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the B&D Assets notwithstanding the change in control of BDFC arising from the Acquisition;

AUTHORIZATION

4.2 B&D hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting B&D and its subsidiaries to release any and all information in their possession respecting B&D and its subsidiaries to the BDFC Shareholders. B&D shall promptly execute and deliver to the BDFC Shareholders any and all consents to the release of information and specific authorizations which the BDFC Shareholders reasonably requires to gain access to any and all such information.

SURVIVAL

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of BDFC and the BDFC Shareholders.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                              THE BDFC SHAREHOLDERS

REPRESENTATIONS AND WARRANTIES

5.1 The BDFC Shareholders hereby jointly and severaly represent and warrant in all material respects to B&D, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

BDFC - COMPANY STATUS AND CAPACITY

      (a) Formation. BDFC is a company duly formed and validly subsisting under the laws of Brazil;

      (b) Carrying on Business. BDFC carries on the BDFC Business primarily in Brazil and does not carry on any material business activity in any other jurisdiction. BDFC is duly authorized to carry on the BDFC Business in Brazil. The nature of the BDFC Business does not require BDFC to register or otherwise be qualified to carry on business in any other jurisdiction;

      (c) Legal Capacity. BDFC has the legal power, capacity and authority to own BDFC Assets, to carry on the Business of BDFC and to enter into and complete this Agreement;

BDFC - CAPITALIZATION

      (d) Authorized Capital. The authorized capital of BDFC consists of 1,500 shares of capital stock;

      (e) Ownership of BDFC Shares. The issued and outstanding share capital of BDFC will on Closing consist of 4,242,908 common shares (being the BDFC Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The BDFC Shareholders will be at Closing the registered and beneficial owners of the BDFC Shares. The BDFC Shares owned by the BDFC Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

      (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of BDFC Shares held by the BDFC Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of BDFC;

      (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of BDFC Shares contained in the charter documents of BDFC or under any agreement;

BDFC - RECORDS AND FINANCIAL STATEMENTS

      (h) Charter Documents. The charter documents of BDFC have not been altered since its formation date, except as filed in the record books of BDFC;

      (i) Minute Books. The minute books of BDFC are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by BDFC which required director or shareholder approval are reflected on the corporate minute books of BDFC. BDFC is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

      (j) BDFC Financial Statements. The BDFC Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of BDFC as of the date thereof, and the sales and earnings of the BDFC Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

      (k) BDFC Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of BDFC which are not disclosed in Schedule "K" hereto or reflected in the BDFC Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the BDFC Financial Statements, and BDFC has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of BDFC as of March 31, 2005 are described in Schedule "K" hereto;

      (l) BDFC Accounts Receivable. All the BDFC Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the BDFC Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of BDFC as of March 31, 2005, are described in Schedule "L" hereto;

      (m) BDFC Bank Accounts. All of the BDFC Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

      (n) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, BDFC is not and on Closing will not be, indebted to the BDFC Shareholders nor to any family member thereof, nor to any affiliate, director or officer of BDFC or the BDFC Shareholders except accounts payable on account of bona fide business transactions of BDFC incurred in normal course of BDFC Business, including employment agreements with the BDFC Shareholders, none of which are more than 30 days in arrears;

      (o) No Related Party Debt to BDFC. Except as set forth on Schedule "S" hereto, no BDFC Shareholder nor any director, officer or affiliate of BDFC is now indebted to or under any financial obligation to BDFC on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

      (p) No Dividends. No dividends or other distributions on any shares in the capital of BDFC have been made, declared or authorized since the date of the BDFC Financial Statements;

      (q) No Payments. No payments of any kind have been made or authorized since the date of the BDFC Financial Statements to or on behalf of the BDFC Shareholders or to or on behalf of officers, directors, shareholders or employees of BDFC or under any management agreements with BDFC, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

      (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting BDFC, except as set forth in the BDFC Financial Statements;

      (s)   No Adverse Events. Since the date of the BDFC Financial Statements:

            (i) there has not been any material adverse change in the consolidated financial position or condition of BDFC, its liabilities or the BDFC Assets or any damage, loss or other change in circumstances materially affecting BDFC, the BDFC Business or the BDFC Assets or BDFC's right to carry on the BDFC Business, other than changes in the ordinary course of business,

            (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting BDFC, the BDFC Business or the BDFC Assets,

            (iii) there has not been any material  increase in the  compensation payable or to become payable by BDFC to the BDFC Shareholders or to any of BDFC's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

            (iv) the BDFC Business has been and continues to be carried on in the ordinary course,

            (v) BDFC has not waived or surrendered any right of material value,

            (vi) BDFC has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

            (vii) no capital  expenditures in excess of $10,000  individually or
                  $30,000 in total have been authorized or made;

BDFC - INCOME TAX MATTERS

      (t) Tax Returns. All tax returns and reports of BDFC required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by BDFC or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

      (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by BDFC. BDFC is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

BDFC - APPLICABLE LAWS AND LEGAL MATTERS

      (v) Licenses. BDFC holds all licenses and permits as may be requisite for carrying on the BDFC Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the BDFC Business;

      (w) Applicable Laws. BDFC has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the BDFC Business, and, to the knowledge of the BDFC Shareholders, BDFC is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the BDFC Business;

      (x) Pending or Threatened Litigation. Except as previously disclosed to B&D, there is no material litigation or administrative or governmental proceeding pending or threatened against or relating to BDFC, the BDFC Business, or any of the BDFC Assets, nor do the BDFC Shareholders have any knowledge of any deliberate act or omission of BDFC that would form any material basis for any such action or proceeding;

      (y) No Bankruptcy. BDFC has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against BDFC and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of BDFC;

      (z) Labor Matters. Except as previously disclosed to B&D, BDFC is not party to any collective agreement relating to the BDFC Business with any labor union or other association of employees and no part of the BDFC Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the BDFC Shareholders, has made any attempt in that regard;

      (aa) Finder's Fees. BDFC is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

EXECUTION AND PERFORMANCE OF AGREEMENT

      (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, will be duly and validly authorized by all necessary corporate action on the part of BDFC;

      (cc) No Violation or Breach. The execution and performance of this Agreement will not

            (i) violate the charter documents of BDFC or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which BDFC is a party,

            (ii) give any person any right to terminate or cancel any agreement including, without limitation, BDFC Material Contracts, or any right or rights enjoyed by BDFC,

            (iii) result  in any  alteration  of  BDFC's  obligations  under any
                  agreement  to  which  BDFC  is  a  party  including,   without
                  limitation, the BDFC Material Contracts,

            (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the BDFC Assets,

            (v) result in the imposition of any tax liability to BDFC relating to BDFC Assets or the BDFC Shares, or

            (vi) violate any court order or decree to which either BDFC is subject;

BDFC ASSETS - OWNERSHIP AND CONDITION

      (dd) Business Assets. The BDFC Assets, comprise all of the property and assets of the BDFC Business, and neither the BDFC Shareholders nor any other person, firm or corporation owns any assets used by BDFC in operating the BDFC Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

      (ee) Title. BDFC is the legal and beneficial owner of the BDFC Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

      (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the BDFC Assets;

      (gg)  BDFC  Insurance  Policies.   BDFC  maintains  the  public  liability
            insurance and insurance against loss or damage to the BDFC Assets and the BDFC Business as described in Schedule "P" hereto;

      (hh) BDFC Material Contracts. The BDFC Material Contracts listed in Schedule "R" constitute all of the material contracts of BDFC;

      (ii) No Default. There has not been any default in any material obligation of BDFC or any other party to be performed under any of BDFC Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and BDFC is not aware of any default in the obligations of any other party to any of the BDFC Material Contracts;

      (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of BDFC. BDFC is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

BDFC ASSETS - BDFC EQUIPMENT

      (kk) BDFC Equipment. The BDFC Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

BDFC ASSETS - BDFC GOODWILL AND OTHER ASSETS

      (ll) BDFC Goodwill. BDFC carries on the BDFC Business only under the name " Tianjin BDFC Biology Development Co., Ltd." and variations thereof and under no other business or trade names. The BDFC Shareholders do not have any knowledge of any infringement by BDFC of any patent, trademark, copyright or trade secret;

THE BUSINESS OF BDFC

      (mm) Maintenance of Business. Since the date of the BDFC Financial Statements, the BDFC Business has been carried on in the ordinary course and BDFC has not entered into any material agreement or commitment except in the ordinary course; and

      (nn) Subsidiaries. BDFC does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and BDFC does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

NON-MERGER AND SURVIVAL

5.2 The representations and warranties of BDFC contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by B&D, the representations and warranties of BDFC shall survive the Closing.

INDEMNITY

5.3 The BDFC Shareholders agree to indemnify and save harmless B&D from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the BDFC Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by BDFC or the BDFC Shareholders to B&D hereunder.


                                    ARTICLE 6
                              COVENANTS OF BDFC AND
                              THE BDFC SHAREHOLDERS

COVENANTS

6.1   BDFC and the BDFC Shareholders covenant and agree with B&D that they will:

      (a) Conduct of Business. Until the Closing, conduct the BDFC Business diligently and in the ordinary course consistent with the manner in which the BDFC Business generally has been operated up to the date of execution of this Agreement;

      (b) Preservation of Business. Until the Closing, use their best efforts to preserve the BDFC Business and the BDFC Assets and, without limitation, preserve for B&D BDFC's relationships with their suppliers, customers and others having business relations with them;

      (c) Access. Until the Closing, give B&D and its representatives full access to all of the properties, books, contracts, commitments and records of BDFC relating to BDFC, the BDFC Business and the BDFC Assets, and furnish to B&D and its representatives all such information as they may reasonably request;

      (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the BDFC Assets, including the BDFC Material Contracts, notwithstanding the change in control of BDFC arising from the Acquisition;

      (e) Reporting and Internal Controls. From and after the Closing, the BDFC Shareholders shall forthwith take all required actions to implement internal controls on the business of BDFC to ensure that BDFC and B&D comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

      (f) 1934 Act Reports. From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934.

AUTHORIZATION

6.2 BDFC hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting BDFC to release any and all information in their possession respecting BDFC to B&D. BDFC shall promptly execute and deliver to B&D any and all consents to the release of information and specific authorizations which B&D reasonably require to gain access to any and all such information.

SURVIVAL

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of B&D.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

CONDITIONS PRECEDENT IN FAVOR OF B&D

7.1 B&D's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

      (a) all documents or copies of documents required to be executed and delivered to B&D hereunder will have been so executed and delivered;

      (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by BDFC or the BDFC Shareholders at or prior to the Closing will have been complied with or performed;

      (c) title to the BDFC Shares held by the BDFC Shareholders and to the BDFC Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the BDFC Shares shall be duly transferred to B&D;

      (d)   subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of BDFC, its liabilities or the BDFC Assets or any damage, loss or other change in circumstances materially and adversely affecting BDFC, the BDFC Business or the BDFC Assets or BDFC's right to carry on the BDFC Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

            (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to BDFC or the BDFC Business (whether or not covered by insurance) materially and adversely affecting BDFC, the BDFC Business or the BDFC Assets; and

      (e) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.


WAIVER BY B&D

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of B&D and any such condition may be waived in whole or in part by B&D at or prior to the Closing by delivering to BDFC a written waiver to that effect signed by B&D. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, B&D shall be released from all obligations under this Agreement.

CONDITIONS PRECEDENT IN FAVOR OF BDFC AND THE BDFC SHAREHOLDERS

7.3 The obligations of BDFC and the BDFC Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

      (a)   all  documents  or copies of  documents  required to be executed and
            delivered  to  BDFC   hereunder  will  have  been  so  executed  and
            delivered;

      (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by B&D at or prior to the Closing will have been complied with or performed;

      (c) B&D will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to BDFC at the Closing and the Acquisition Shares will be registered on the books of B&D in the name of the holder of BDFC Shares at the time of Closing;

      (d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

      (e)   subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of B&D, its subsidiaries, their liabilities or the B&D Assets or any damage, loss or other change in circumstances materially and adversely affecting B&D, the B&D Business or the B&D Assets or B&D' right to carry on the B&D Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

            (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to B&D or the B&D Business (whether or not covered by insurance) materially and adversely affecting B&D, its subsidiaries, the B&D Business or the B&D Assets;

      (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

      (g) the satisfaction of all liabilities of B&D on or prior to the Closing Date, other than those liabilities to be transferred to Mr. Pandya, save and except for liabilities incurred in connection with the Acquisition.

WAIVER BY BDFC AND THE BDFC SHAREHOLDERS

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of BDFC and the BDFC Shareholders and any such condition may be waived in whole or in part by BDFC or the BDFC Shareholders at or prior to the Closing by delivering to B&D a written waiver to that effect signed by BDFC and the BDFC Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, BDFC and the BDFC Shareholders shall be released from all obligations under this Agreement.

NATURE OF CONDITIONS PRECEDENT

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

CONFIDENTIALITY

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from BDFC and B&D and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that B&D will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of B&D's filings with the Securities and Exchange Commission.


                                    ARTICLE 8
                                      RISK

MATERIAL CHANGE IN THE BUSINESS OF BDFC

8.1 If any material loss or damage to the BDFC Business occurs prior to Closing and such loss or damage, in B&D' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, B&D shall, within two
(2) days following any such loss or damage, by notice in writing to BDFC, at its option, either:

      (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

      (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to B&D' obligations to carry out the transactions contemplated hereby, be vested in BDFC or otherwise adequately secured to the satisfaction of B&D on or before the Closing Date.

MATERIAL CHANGE IN THE B&D BUSINESS

8.2 If any material loss or damage to the B&D Business occurs prior to Closing and such loss or damage, in BDFC's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, BDFC shall, within two (2) days following any such loss or damage, by notice in writing to B&D, at its option, either:

      (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

      (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to BDFC's obligations to carry out the transactions contemplated hereby, be vested in B&D or otherwise adequately secured to the satisfaction of BDFC on or before the Closing Date.


                                    ARTICLE 9
                                     CLOSING

CLOSING

9.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

DOCUMENTS TO BE DELIVERED BY BDFC

9.2 On or before the Closing, BDFC and the BDFC Shareholders will deliver or cause to be delivered to B&D:

      (a) the original or certified copies of the charter documents of BDFC and all corporate records documents and instruments of BDFC, the corporate seal of BDFC and all books and accounts of BDFC;

      (b) all reasonable consents or approvals required to be obtained by BDFC for the purposes of completing the Acquisition and preserving and maintaining the interests of BDFC under any and all BDFC Material Contracts and in relation to BDFC Assets;

      (c) certified copies of such resolutions of the shareholders and directors of BDFC as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

      (d) an acknowledgement from BDFC and the BDFC Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

      (e) the certificates or other evidence of ownership of the BDFC Shares, together with such other documents or instruments required to effect transfer of ownership of the BDFC Shares to B & D; and

      (f) such other documents as B&D may reasonably require to give effect to the terms and intention of this Agreement.

DOCUMENTS TO BE DELIVERED BY B&D

9.3 On or before the Closing, B&D shall deliver or cause to be delivered to BDFC and the BDFC Shareholders:

      (a)   share   certificates   representing  the  Acquisition   Shares  duly
            registered  in the names of the  holders  of  shares of BDFC  Common
            Stock;

      (b) certified copies of such resolutions of the directors of B&D as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

      (c) a certified copy of a resolution of the directors of B&D dated as of the Closing Date appointing the nominees of BDFC as officers of BDFC and appointing the nominee of the BDFC Shareholders to the board of directors of B & D;

      (d) an acknowledgement from B&D of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

      (e) such other documents as BDFC may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 10
                              POST-CLOSING MATTERS

      Forthwith after the Closing, B&D, BDFC and the BDFC Shareholders, as the case may be, agree to use all their best efforts to:

      (a)   issue a news release reporting the Closing;

      (b) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement within 15 days of the Closing and, not more than 60 days following the filing of the Form 8-K, file and amended Form 8-K which includes the audited financial statements of BDFC as well as pro forma financial information of BDFC and B&D as required by Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission;

      (c) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the BDFC Shareholders;

                                   ARTICLE 11
                               GENERAL PROVISIONS

ARBITRATION

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

NOTICE

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

ADDRESSES FOR SERVICE

11.3 The address for service of notice of each of the parties hereto is as follows:

      (a)   B&D:

            B&D Holdings, Inc.
            Rua Luis Coelho 223,8th Floor, Conjunto 81
            Cerqueira Cesar, Sao Paulo, S.P. - Brazil - CEP: 01309-901
            Attn:  Daniel Ollech, President
            Phone:  (55.11) 3214.5505
            Telecopier: (55.11) 3151.6615

      (b)   BDFC or the BDFC Shareholders:

            BDFC Brasil Alimentos Ltda.
            Rua Luis Coelho 223,8th Floor, Conjunto 81
            Cerqueira Cesar, Sao Paulo, S.P. - Brazil - CEP:01309-901

            With a copy to:

            Sichenzia Ross Friedman Ference LLP
            1065 Avenue of the Americas
            New York, New York 10018
            Attn:  Greg Sichenzia, Esq.
            Phone:  (212) 930-9700
            Telecopier:  (212) 930-9725


CHANGE OF ADDRESS

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

FURTHER ASSURANCES

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

TIME OF THE ESSENCE

11.6  Time is expressly declared to be the essence of this Agreement.

ENTIRE AGREEMENT

11.7 The provisions contained herein constitute the entire agreement among BDFC, the BDFC Shareholders and B&D respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among BDFC, the BDFC Shareholders and B&D with respect to the subject matter hereof.

ENUREMENT

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

ASSIGNMENT

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

COUNTERPARTS

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

APPLICABLE LAW

11.11 This Agreement is subject to the laws of the State of New York.



                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                                   B&D FOOD CORP.


                                                   By: /s/ Daniel Ollech
                                                      --------------------------
                                                      Daniel Ollech, President

                                                   BDFC BRASIL ALIMENTOS LTDA.


                                                   By: /s/ Daniel Ollech
                                                      --------------------------
                                                      Daniel Ollech, Director

                                                   SHAREHOLDERS

                                                   CONIBER S.A.


                                                   By: /s/ Ruben Weiszman
                                                      --------------------------
                                                      Name:  Ruben Weiszman
                                                      Title: President

                                                   BARDIMEL S.A.


                                                   By: /s/ Alex Rosset
                                                      --------------------------
                                                      Name:  Alex Rosset
                                                      Title: Director

                                                       /s/ Silvia Benedek
                                                      --------------------------
                                                      Silvia Benedek

                                                       /s/ Valquiria da Cunha
                                                      --------------------------
                                                      Valquiria da Cunha

                                                       /s/ Daniela Ovale
                                                      --------------------------
                                                      Daniela Ovale

                                                      /s/ Deborah van Moergastel
                                                      --------------------------
                                                      Deborah van Moergastel

                                                       /s/ Moshe Krausz Tr
                                                      --------------------------
                                                      Moshe Krausz Tr

                                                       /s/ Natan Ollech
                                                      --------------------------
                                                      Natan Ollech

                                                       /s/ Barbara Klein
                                                      --------------------------
                                                      Barbara Klein

                                              /s/ Seth Farbman
                                              ----------------------------------
                                              Seth Farbman

                                              ROLFE INVESTMENTS LTD


                                              By: /s/ M. Meyer
                                                 -------------------------------
                                                 Name:  M. Meyer
                                                 Title: Director

                                              LIVORNO INVESTMENTS S.A.


                                              By: /s/ Daniel Ollech
                                                 -------------------------------
                                                 Name:  Daniel Ollech
                                                 Title: Director

                                              /s/ Walter Eugenio Carvalho Pimto
                                              ----------------------------------
                                              Walter Eugenio Carvalho Pimto

                                              ALTHSHULER SHACHAM LTD


                                              By: /s/ Althshuler Gilad
                                                 -------------------------------
                                                 Name:  Althshuler Gilad
                                                 Title: Chairman

                                              ZEGA@ROSS CAPITAL


                                              By: /s/ Mark Zegal
                                                 -------------------------------
                                                 Name:  Mark Zegal
                                                 Title:

                                                  /s/ Amir Rachmani
                                                 -------------------------------
                                                 Amir Rachmani

                                              DAHAV FINANCIALS LTD


                                              By: /s/ Dov Heilpern
                                                 -------------------------------
                                                 Name:  Dov Heilpern
                                                 Title: CEO

                                              ZONBIT & CO


                                              By: /s/ Zvi Sonshine
                                                 -------------------------------
                                                 Name:  Zvi Sonshine
                                                 Title:

                                                EMERDALE ENTERPRISES LTD


                                                By: /s/ M. Meyer
                                                   -----------------------------
                                                   Name:  M. Meyer
                                                   Title: Director

                                                "C" BE MALL LIMITED


                                                By: /s/ Y.K. Stadelmann
                                                   -----------------------------
                                                   Name:  Y.K. Stadelmann
                                                   Title:

                                                    /s/ Haim Finn
                                                   -----------------------------
                                                   Haim Finn

                                                ASSET MANGERS INTERNATIONAL LTD


                                                By: /s/ Oskar P. Lewnowski
                                                   -----------------------------
                                                   Name:  Oskar P. Lewnowski
                                                   Title: Director